SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 9, 2005


                                   CHARTERMAC
               (Exact Name of Registrant as Specified in Charter)



                                    Delaware
                 (State or other Jurisdiction of Incorporation)


        1-13237                                         13-3949418
(Commission File Number)                    (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On November 9, 2005, CharterMac (the "Company") (AMEX: CHC) released a press release announcing its financial results for the third quarter and the nine months ended September 30, 2005. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a).  Financial Statements
      --------------------


Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------


Not Applicable

(c).  Exhibits
      --------


99.1 Press Release dated November 9, 2005, "CharterMac Reports Third Quarter Financial Results".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CharterMac
                                      (Registrant)

                                      BY:   /s/ Alan P. Hirmes
                                            ------------------
                                            Alan P. Hirmes
                                            Chief Financial Officer


November 9, 2005

AT THE COMPANY
--------------
Brenda Abuaf, Director of Shareholder Services
(800) 831-4826


               CHARTERMAC REPORTS THIRD QUARTER FINANCIAL RESULTS


NEW YORK, NY - NOVEMBER 9, 2005 - CharterMac (the "Company") (AMEX: CHC) today announced financial results for the third quarter and the nine months ended September 30, 2005.

"CharterMac had an extremely strong third quarter, with our cash available for distribution ("CAD") per diluted share for the first nine months of 2005 increasing 8.8% over the same period last year," stated Stephen M. Ross, Chairman and Interim Chief Executive Officer of the Company. "We are particularly proud of our financial performance as it demonstrates the sustainability of our dividend due to our diversified business model. Many mortgage REITs have had to cut their dividends over the past few months, as the flattening yield curve has eroded their spreads, which remain their sole source of earnings. While we are not a mortgage REIT, we are frequently viewed with them - an incorrect classification, given that over 50% of our CAD revenues come from our fee-based businesses. Our fee-based businesses are operating well and our origination volume in both the fund management and mortgage banking segments are well on target to meet our goals for the year. While our portfolio investing has been slightly hampered due to the flattening of the yield curve, we have designed our operating platform to perform in a wide variety of market environments. We believe that companies with strong balance sheets and experienced origination, underwriting and risk management platforms will be the ones to succeed in the long term. In addition, our ability to develop innovative new products and to lower our cost of capital will continue to set us apart from our competitors and will increase our return on equity."

Marc D. Schnitzer, President of CharterMac, added: "Looking to the end of the year, we are well positioned for a solid finish in 2005. We made tremendous progress during the past nine months with the integration of Capri Capital Finance into our existing mortgage banking platform, and the Company is on track to have a record year for mortgage banking originations. The overall credit quality of our mortgage bond portfolio remains strong, and our credit performance continues to outperform the industry. As we continue to analyze all of the issues affecting our businesses, such as tightening margins and a flattening yield curve, we are exploring several new growth opportunities that are natural extensions of our existing business lines and that we look forward to rolling out over the next few months."

FINANCIAL HIGHLIGHTS

CharterMac reported total revenues of approximately $79.0 million for the three months ended September 30, 2005. Adjusted to exclude the impact of consolidated partnerships, as discussed below, total revenues were approximately $84.2 million, which represents an increase of 28.3% as compared to similarly adjusted revenues of approximately $65.6 million for the three months ended September 30, 2004. For the nine months ended September 30, 2005 CharterMac's total revenues were approximately $216.5 million. Adjusted to exclude the impact of the consolidated partnerships, total adjusted revenues for the nine months ended September 30, 2005 were approximately $230.8 million, which represents an increase of 30.4% as compared to similarly adjusted revenues of approximately $176.9 million for the nine months ended September 30, 2004.

For the three months ended September 30, 2005, CharterMac earned net income of approximately $18.7 million, representing an increase of 25.3% as compared to approximately $14.9 million for the three months ended September 30, 2004. On a diluted per share basis, net income was $0.31 for the three months ended September 30, 2005, representing an increase of 19.2% as compared to $0.26 for the three months ended September 30, 2004. For the nine months ended September 30, 2005, CharterMac earned net income of approximately $52.9 million, representing an increase of 16.2% as compared to approximately $45.5 million for the nine months ended September 30, 2004. On a diluted per share basis, net income was $0.89 for the nine months ended September 30, 2005, representing an increase of 6.0% as compared to $0.84 for the nine months ended September 30, 2004.

For the three months ended September 30, 2005, CharterMac's Cash Available for Distribution ("CAD"), a performance measure, was approximately $33.5 million, representing an increase of 21.1% as compared to approximately $27.6 million for the three months ended September 30, 2004. On a diluted per share basis, CAD was $0.55 for the three months ended September 30, 2005, representing an increase of 14.6% as compared to $0.48 for the three months ended September 30, 2004. For the nine months ended September 30, 2005, CharterMac's CAD was approximately $88.3 million, representing an increase of 18.6% as compared to approximately $74.4 million for the nine months ended September 30, 2004. On a diluted per share basis, CAD was $1.49 for the nine months ended September 30, 2005, representing an increase of 8.8% as compared to $1.37 for the nine months ended September 30, 2004.

CharterMac's present quarterly dividend on an annualized basis is $1.64 per share, which represents an 8.3% yield based upon the $19.82 per share closing price on November 8, 2005. Assuming the Company's income during the year is approximately 85% to 90% exempt from federal income tax and a shareholder is in a 35% tax bracket, the taxable equivalent yield would be approximately 12.1% to 12.3%. The precise percentage of CharterMac's tax-exempt income for 2005 will not be known until after the end of the year.

As previously reported, CharterMac adopted FASB Interpretation 46(R), effective March 31, 2004. As such, earnings results include the results of partnerships consolidated pursuant to the accounting change as well as other partnerships we control, but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. The reported revenue and expense totals may not be comparable to those of 2004 since such consolidated partnerships are only included in the income statement beginning April 1, 2004.

The following is a summary of the transaction volume for each of our business segments for the third quarter and nine months ended September 30, 2005:

PORTFOLIO INVESTING

During the three months ended September 30, 2005, CharterMac acquired mortgage revenue bonds totaling approximately $49.0 million in par value, secured by affordable multifamily properties aggregating 1,120 units. For the nine months ended September 30, 2005, CharterMac acquired and committed to acquire mortgage revenue bonds totaling approximately $199.8 million in par value, secured by affordable multifamily properties aggregating 3,954 units.

As of September 30, 2005, CharterMac had ownership interests in mortgage revenue bonds with a fair value of approximately $2.3 billion, secured by 48,633 multifamily units in 27 states and the District of Columbia. The mortgage bond portfolio has a weighted average interest rate of 6.7%, a weighted average maturity of 34 years, and a weighted average pre-payment lockout of 12 years.

FUND MANAGEMENT

During the three months ended September 30, 2005, CharterMac's subsidiary, Related Capital Company ("RCC"), raised tax credit equity of approximately $275.5 million and made equity investments in tax credit properties totaling $189.9 million. For the nine months ended September 30, 2005, RCC raised tax credit equity of $711.9 million and has made equity investments in tax credit properties totaling $513.4 million.

Of the $275.5 million of tax credit equity raised in the third quarter, $64.6 million was in a credit enhanced fund Related Capital Credit Enhanced Partners LP - Series C, Number 1 ("RCCEP"), bringing the Company's credit enhanced Low Income Housing Tax Credit ("LIHTC") transaction total to $186.2 million for the first nine months of 2005. IXIS Financial Products Inc. ("IXIS"), a highly rated financial institution, provided credit intermediation to RCCEP in order to provide RCCEP's investor with a minimum internal rate of return. Charter Mac Corporation ("CM Corp."), CharterMac's wholly-owned subsidiary, has agreed to back-up IXIS' obligation, and CM Corp. and IXIS will each be paid a credit intermediation fee by RCCEP. This is the third credit enhanced fund closed with IXIS as part of the strategic relationship that CharterMac and IXIS began at the end of 2004.

MORTGAGE BANKING

During the three months ended September 30, 2005, the Company's subsidiary, CharterMac Mortgage Capital, originated $382.2 million of loans. For the nine months ended September 30, 2005, CharterMac Mortgage Capital had total loan originations including forward commitments of $1,164.2 million.

As of September 30, 2005, CharterMac Mortgage Capital serviced a loan portfolio of approximately $9.2 billion.

CAPITAL MARKETS

During the third quarter of 2005, CharterMac completed the Company's first offering of Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1 (the "Perpetual CRA Preferred Shares") to seventeen financial institutions. The public offering price was $50.00 per Perpetual CRA Preferred Share at 4.40%, and the Company raised gross proceeds of approximately $108 million.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today at 11:00 a.m. Eastern Time to review the Company's third quarter financial results for the period ended
September 30, 2005. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 967-7185. For interested individuals unable to join the conference call, a replay of the call will be available through Sunday, November 13, 2005, at (888) 203-1112 (Passcode 9940624) or on our website, www.chartermac.com, through Wednesday, November 23, 2005.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which will be available in the Investor Relations section of the CharterMac website at www.chartermac.com.

ABOUT THE COMPANY

CharterMac,   through  its   subsidiaries,   is  one  of  the  nation's  leading
full-service real estate finance companies, with a strong core focus on multifamily financing. CharterMac offers capital solutions to developers and owners of multifamily rental housing throughout the country and quality investment products to institutional and retail investors. For more information, please visit CharterMac's website at www.chartermac.com or contact the Shareholder Services Department directly at 800-831-4826.

                           CHARTERMAC AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                                          ------------     ------------
                                                                          September 30,    December 31,
                                                                              2005             2004
                                                                          ------------     ------------
                                                                          (Unaudited)
Revenue bonds - at fair value                                              $2,074,786       $2,100,720
                                                                           ----------       ----------
Net addition to assets from consolidation of partnerships                  $3,213,056       $2,805,407
                                                                           ----------       ----------
Total assets                                                               $6,443,661       $5,737,239
                                                                           ----------       ----------

Liabilities:
  Financing arrangements                                                   $1,228,394       $1,068,428
                                                                           ----------       ----------
  Preferred shares of subsidiary (subject to mandatory repurchase)         $  273,500       $  273,500
                                                                           ----------       ----------
  Notes payable                                                            $  173,372       $  174,454
                                                                           ----------       ----------
  Liabilities of consolidated partnerships                                 $1,487,394       $1,307,093
                                                                           ----------       ----------

Total liabilities                                                          $3,342,939       $2,977,579
                                                                           ----------       ----------

Minority interests in subsidiaries                                         $  270,888       $  271,419
                                                                           ----------       ----------
Preferred shares of subsidiary (not subject to mandatory repurchase)       $  104,000       $  104,000
                                                                           ----------       ----------
Partners' interests in consolidated partnerships                           $1,725,319       $1,501,519
                                                                           ----------       ----------

Total shareholders' equity                                                 $1,000,515       $  882,722
                                                                           ----------       ----------


                                                    -------------------------------------------------------------------------------
                                                                                  Three Months Ended
                                                                                     September 30,
                                                    -------------------------------------------------------------------------------
                                                                     2005                                     2004
                                                    --------------------------------------    -------------------------------------
                                                                                       (Unaudited)
                                                        As                         As            As                        As
                                                     Reported  Adjustments(1)  Adjusted(1)    Reported  Adjustments(1)  Adjusted(1)
                                                     --------  --------------  -----------    --------  --------------  -----------
Total revenues                                       $ 79,041     $  5,172      $ 84,213      $ 59,384    $  6,254      $ 65,638

Interest expense                                      (19,482)          --       (19,482)      (13,021)         --       (13,021)
General and administrative                            (29,348)          --       (29,348)      (26,253)         --       (26,253)
Depreciation and amortization                         (16,302)          --       (16,302)       (7,864)         --        (7,864)
Loss on impairment of assets                             (803)          --          (803)         (610)         --          (610)
Expenses and equity losses of consolidated
   partnerships                                       (86,130)      86,130            --       (63,920)     63,920            --
Equity and other income                                   612           (7)          605           611          --           611
Gain on sale of loans and repayment of
   revenue bonds                                        3,962           --         3,962           566          --           566

Income allocated to preferred shareholders and
   minority interests                                  (9,183)          --        (9,183)       (8,988)         --        (8,988)
Loss allocated to partners of consolidated
   partnerships                                        91,295      (91,295)           --        70,174     (70,174)           --
                                                     --------     --------      --------      --------    --------      --------

Income before income taxes                             13,662           --        13,662        10,079          --        10,079

Income tax benefit                                      5,016           --         5,016         4,832          --         4,832
                                                     --------     --------      --------      --------    --------      --------

Net income                                           $ 18,678     $     --      $ 18,678      $ 14,911    $     --      $ 14,911
                                                     ========     ========      ========      ========    ========      ========
     4.4% CRA Preferred dividend requirements            (832)          --          (832)           --          --            --
                                                     --------     --------      --------      --------    --------      --------
Net income available to shareholders                 $ 17,846     $     --      $ 17,846      $ 14,911    $     --      $ 14,911
                                                     ========     ========      ========      ========    ========      ========

Net income per share:
     Basic                                           $   0.31     $     --      $   0.31      $   0.26    $     --      $   0.26
                                                     ========     ========      ========      ========    ========      ========
     Diluted                                         $   0.31     $     --      $   0.31      $   0.26    $     --      $   0.26
                                                     ========     ========      ========      ========    ========      ========

Weighted average shares outstanding:
     Basic                                             58,059           --        58,059        57,708          --        57,708
                                                     ========     ========      ========      ========    ========      ========
     Diluted                                           61,040           --        61,040        58,112          --        58,112
                                                     ========     ========      ========      ========    ========      ========


                           CHARTERMAC AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                    -------------------------------------------------------------------------------
                                                                                   Nine Months Ended
                                                                                     September 30,
                                                    -------------------------------------------------------------------------------
                                                                     2005                                     2004
                                                    --------------------------------------    -------------------------------------
                                                                                      (Unaudited)
                                                        As                         As             As                         As
                                                     Reported  Adjustments(1)  Adjusted(1)     Reported  Adjustments(1)  Adjusted(1)
                                                    ---------  --------------  -----------    ---------- --------------  -----------

Total revenues                                      $ 216,505    $  14,294      $ 230,799     $ 162,703     $  14,225     $ 176,928

Interest expense                                      (54,771)          --        (54,771)      (36,597)           --       (36,597)
General and administrative                            (88,168)          --        (88,168)      (71,236)           --       (71,236)
Depreciation and amortization                         (33,467)          --        (33,467)      (22,553)           --       (22,553)
Loss on impairment of assets                           (1,902)          --         (1,902)         (610)           --          (610)
Expenses and equity losses of consolidated
   partnerships                                      (241,341)     241,341             --      (127,767)      127,767            --
Equity and other income                                 2,062           (7)         2,055         1,731            --         1,731
Gain on sale of loans and repayment of
   revenue bonds                                       10,886           --         10,886         5,863            --         5,863

Income allocated to preferred shareholders and
   minority interests                                 (26,241)          --        (26,241)      (22,638)           --       (22,638)
Loss allocated to partners of consolidated
   partnerships                                       255,628     (255,628)            --       141,992      (141,992)           --
                                                    ---------    ---------      ---------     ---------     ---------     ---------

Income before income taxes                             39,191           --         39,191        30,888            --        30,888

Income tax benefit                                     13,716           --         13,716        14,644            --        14,644
                                                    ---------    ---------      ---------     ---------     ---------     ---------

Net income                                          $  52,907    $      --      $  52,907     $  45,532     $      --     $  45,532
                                                    =========    =========      =========     =========     =========     =========
     4.4% CRA Preferred dividend requirements            (832)          --           (832)           --            --            --
                                                    ---------    ---------      ---------     ---------     ---------     ---------
Net income available to shareholders                $  52,075    $      --      $  52,075     $  45,532     $      --     $  45,532
                                                    =========    =========      =========     =========     =========     =========

Net income per share:
     Basic                                          $    0.90    $      --      $    0.90     $    0.85     $      --     $    0.85
                                                    =========    =========      =========     =========     =========     =========
     Diluted                                        $    0.89    $      --      $    0.89     $    0.84     $      --     $    0.84
                                                    =========    =========      =========     =========     =========     =========

Weighted average shares outstanding:
     Basic                                             57,927           --         57,927        53,794            --        53,794
                                                    =========    =========      =========     =========     =========     =========
     Diluted                                           59,135           --         59,135        54,220            --        54,220
                                                    =========    =========      =========     =========     =========     =========


   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)
                                 (In thousands)


                                                         ----------------------
                                                           Three months ended
                                                              September 30,
                                                         ----------------------
                                                           2005          2004
                                                         --------      --------
Net Income                                               $ 18,678      $ 14,911
Revenues - amortization                                       771           744
Fees deferred for GAAP                                      3,302        10,410
Straight line yield                                          (848)         (820)
Depreciation and amortization expense                      16,302         7,864
Gain on sale of loans                                      (3,718)         (316)
Loss on impairment of assets                                  803           610
Tax adjustment                                             (2,546)       (6,624)
Compensation cost - stock-based compensation                1,523         2,727
Difference between Subsidiary Equity distributions
   and income allocated to Subsidiary Equity holders       (1,018)       (1,063)
Other, net                                                    224          (795)
                                                         --------      --------
CAD                                                      $ 33,473      $ 27,648
                                                         ========      ========


   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)
                                 (In thousands)


                                                         ----------------------
                                                            Nine months ended
                                                              September 30,
                                                         ----------------------
                                                           2005          2004
                                                         --------      --------
Net Income                                               $ 52,907      $ 45,532
Revenues - amortization                                     2,256         2,067
Fees deferred for GAAP                                     21,758        23,350
Straight line yield                                        (2,916)       (2,032)
Depreciation and amortization expense                      33,467        22,553
Gain on sale of loans                                     (10,367)       (5,838)
Loss on impairment of assets                                           1,902610
Tax adjustment                                            (12,027)      (16,436)
Compensation cost - stock-based compensation                5,299         8,449
Difference between Subsidiary Equity distributions
   and income allocated to Subsidiary Equity holders       (4,372)       (4,364)
Other, net                                                    348           544
                                                         --------      --------
CAD                                                      $ 88,255      $ 74,435
                                                         ========      ========


(1) As previously reported, CharterMac adopted FASB Interpretation 46(R), effective March 31, 2004. As such, earnings results include the results of partnerships consolidated pursuant to the accounting change as well as other partnerships we control but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. The reported revenue and expense totals may not be comparable to those of 2004 since such consolidated partnerships are only included in the income statement beginning April 1, 2004. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) CharterMac believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company. CAD represents net income (computed in accordance with GAAP), adjusted for:

o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit enhancement fees.
o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
o    Depreciation and amortization.
o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
o    Losses on sales of loans or repayment of revenue bonds.
o    Impairment losses.
o The portion of tax benefit or provision that is not expected to be realized in cash.
o    Non-cash compensation expenses.
o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CHARTERMAC'S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2004, AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. CHARTERMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CHARTERMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.


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